Cash and Cash Equivalents and Restricted Cash	12 Months Ended
Dec. 31, 2018
Cash and Cash Equivalents and Restricted Cash [Abstract]
Cash and Cash Equivalents and Restricted Cash
4.	Cash and Cash Equivalents and Restricted Cash:

The following table provides a reconciliation of cash and cash equivalents and restricted cash reported within the balance sheet that sum to the total of the same such amounts shown in the statement of cash flows:

	December 31, 2018	December 31, 2017
Cash and cash equivalents	6,684	8,889
Restricted cash	260	1,550
Restricted cash, non-current	500	600
Total	7,444	11,039

Restricted cash as of December 31, 2018 amounts include $500 of minimum liquidity requirements as per the Amsterdam Trade Bank N.V. loan agreement (Note 7), $210 in a dry-docking reserve account as per the Amsterdam Trade Bank N.V. loan agreement and $50 of restricted deposits pledged as collateral regarding credit cards balances with one of the Company’s financial institutions. Minimum liquidity, not legally restricted, of $4,000 as per the Company’s credit facilities covenants, calculated as $500 per owned vessel, is included in Cash and cash equivalents. An aggregate amount of $2,925 as per the sale and leaseback transactions is included in Cash and cash equivalents (Note 7). As of December 31, 2017, restricted cash amounts included $1,500 of restricted deposits as contractually required under the loan facility with Northern Shipping Fund III LP, or NSF (Note 7), $500 of minimum liquidity requirements as per the Amsterdam Trade Bank N.V. loan agreement (Note 7), $100 in dry-docking reserve accounts as per the Amsterdam Trade Bank N.V. loan agreement and $50 of restricted deposits pledged as collateral regarding credit cards balances with one of the Company's financial institutions.